SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 11, 2003

Ciphergen Biosystems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-31617	33-059-5156
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6611 Dumbarton Circle
Fremont, CA 94555

(Address of principal executive offices)

(510) 505-2100

(Registrant’s telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit 99.2*

Settlement Agreement and Mutual General Release by and among the Company, IllumeSys Pacific, Inc., Ciphergen Technologies, Inc., Molecular Analytical Systems, Inc., LumiCyte, Inc., and T. William Hutchens dated May 28, 2003.

	Exhibit 99.3*	Assignment Agreement by and among the Company, IllumeSys Pacific, Inc., Ciphergen Technologies, Inc., Molecular Analytical Systems, Inc., LumiCyte, Inc., and T. William Hutchens dated May 28, 2003.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Commission.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciphergen Biosystems, Inc.
(Registrant)

Date: August 1, 2003

By:	/s/ Matthew J. Hogan
Matthew J. Hogan
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

Exhibit 99.2*

Settlement Agreement and Mutual General Release by and among the Company, IllumeSys Pacific, Inc., Ciphergen Technologies, Inc., Molecular Analytical Systems, Inc., LumiCyte, Inc., and T. William Hutchens dated May 28, 2003.

Exhibit 99.3*	Assignment Agreement by and among the Company, IllumeSys Pacific, Inc., Ciphergen Technologies, Inc., Molecular Analytical Systems, Inc., LumiCyte, Inc., and T. William Hutchens dated May 28, 2003.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Commission.